MERCER FUNDS

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2021

The date of this Supplement is October 18, 2021.

The following changes are made in the Statement of Additional Information of the Mercer Funds, effective as of October 5, 2021:

1.       In the section titled “Management of the Trust,” on page 32 of the Statement of Additional Information, the list of Officers is replaced in its entirety with the following:

Officers

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with Trust	Term of Office(+) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Samantha Davidson (46)	Vice President	Since 2021	Ms. Davidson is a Senior Partner at Mercer for Mercer’s OCIO Business. Prior to joining Mercer in 2020, Ms. Davidson spent 17 years in various positions, most recently as Managing Director and head of client solutions for Goldman Sachs Personal Financial Management.

Stephen Gouthro (53)	Vice President, Treasurer and Chief Financial Officer	Since 2018	Mr. Gouthro is a Partner at Mercer and U.S. Chief Operating Officer for Mercer’s U.S. Business Solutions Group. Mr. Gouthro joined Mercer in 2018. Prior to joining Mercer, Mr. Gouthro was at Putnam Investments in various leadership roles in Operations, Technology, and Investments.

Barry Vallan (52)	Vice President and Assistant Treasurer	Since 2021	Mr. Vallan is a Principal and the Head of Fund Administration at Mercer Investments LLC. Prior to joining Mercer in 2020, Mr. Vallan was Vice President of Fund Administration at J.P. Morgan (from 2017 to 2020) and a Director of Fund Accounting & Administration at the Bank of America (from 2002 to 2017).

Jeff Coleman (51)	Vice President and Assistant Treasurer	Since 2019	Mr. Coleman is Head of Investment Operations at Mercer Investments LLC since 2019. Prior to joining Mercer, Mr. Coleman was a Vice President at Fidelity Investments from 2016 to 2018 and a Managing Director, Fund Chief Financial Officer at BofA Global Capital Management from 2010 to 2016.

Stan Mavromates (60)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investments LLC since 2012.

Colin Dean (44)	Vice President and Assistant Secretary	Since 2021++	Mr. Dean is Global Chief Counsel, Investments since 2018. He has served as Senior Legal Counsel - Investments for Mercer Investments LLC since 2010.

Caroline Hulme (36)	Vice President, Chief Legal Officer and Secretary	Since 2021++	Ms. Hulme is Senior Legal Counsel, Investments since 2018. She served as Legal Counsel - Investments for Mercer Investments LLC since 2014.

Larry Vasquez (54)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investments LLC since 2012.

Erin Lefkowitz (40)	Vice President	Since 2021	Ms. Lefkowitz is a Vice President and Senior Portfolio Manager of Mercer Investments LLC. Prior to joining Mercer in 2021, Ms. Lefkowitz held various roles in risk management, portfolio construction, trading and global fixed income portfolio management at Putnam Investments.

Jennifer Reiche (50)	Chief Compliance Officer	Since 2019	Ms. Reiche is the Chief Compliance Officer of Mercer Trust Company LLC since July 2019 and Interim Chief Compliance Officer of Mercer Investments LLC effective July 31, 2021. She served as the Chief Compliance Officer of Mercer Investments LLC from July 2019 to April 2020. She served as US Compliance Leader, Mercer Investments from January 2017 to April 2020. Ms. Reiche served as Chief Compliance Officer for Century Capital Management LLC and Century Funds (June 2014 – January 2017).

Kevin McKiernan (57)	Vice President and Deputy Chief Compliance Officer	Since 2021	Mr. McKiernan is a Senior Compliance Officer at Mercer Investments LLC. Prior to joining Mercer in 2019, he served as a compliance consultant for Mission Critical Services Corp. From 2004 to 2018, Mr. McKiernan held various positions with Prudential Financial, most recently as Director, PGIM Investments.

+	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
++	Prior to 2021, Mr. Dean and Ms. Hulme each held different positions with the Trust, since 2010 and 2017, respectively.

2.       In the section titled “Proxy Voting Policies” on page 49 of the Statement of Additional Information, the following section is replaced in its entirety:

Proxy Voting Policies

The Board has delegated to the Advisor the responsibility to vote proxies with respect to the portfolio securities held by the Funds. The Advisor, in turn, has delegated to each Subadvisor the responsibility to vote proxies with respect to portfolio securities held by the portion of a Fund that the Subadvisor advises. The Advisor and each Subadvisor have adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which the Advisor has discretionary authority. You may obtain information regarding how the Advisor and the Subadvisors voted proxies on behalf of the Funds relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended June 30 (i) without charge, upon request; (ii) through the following web site: https://viewpoint.glasslewis.com/WD/?siteId=MercerFundsProxy; and (iii) on the SEC’s Web site at http://www.sec.gov or the EDGAR database on the SEC’s Web site. Appendix B to this SAI contains the proxy voting policies (or summaries thereof) of the Advisor and each Subadvisor.